Union Carbide Corporation and Subsidiaries	EXHIBIT 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Mitchell Wisniewski, Vice President, Treasurer and Chief Financial Officer of Union Carbide Corporation (the "Corporation"), certify that:

1.The Quarterly Report on Form 10-Q of the Corporation for the quarter ended June 30, 2026 as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: July 24, 2026

/s/ MITCHELL WISNIEWSKI
Mitchell Wisniewski Vice President, Treasurer and Chief Financial Officer

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